UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________________

Date of Report (Date of earliest event reported):   April 16, 2019

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-13222 (Commission File Number)	23-2265045 (IRS Employer Identification No.)

15 South Main Street, Mansfield, Pennsylvania 16933
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (570) 662-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2019, at the Annual Meeting of Stockholders of Citizens Financial Services, Inc. (the "Company"), Randall Black, Chief Executive Officer and President of the Company and First Citizens Community Bank (the “Bank”), announced the intention of Terry B. Osborne to retire as Executive Vice President and Chief Credit Officer and a Director of the Bank effective February 1, 2020.  His retirement is not related to a disagreement with the Company or the Bank on any matter relating to the Company’s or the Bank’s operations, policies or practices.

Item 5.07                          Submission of Matters to a Vote of Security Holders.

(a) and (b)

On April 16, 2019, the Company held its annual meeting of stockholders (“Annual Meeting”).   The stockholders of the Company voted on two proposals at the Annual Meeting.  All proposals were approved pursuant to the following final voting results from the Annual Meeting:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Thomas E. Freeman	1,541,090	95,703	648,463
Christopher W. Kunes	1,581,128	55,666	648,463
David Z. Richards, Jr.	1,586,832	49,961	648,463
Alletta M. Schadler	1,566,150	70,633	648,463

2.
The appointment of S.R. Snodgrass, P.C., Certified Public Accountants, to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019 was ratified by shareholders by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,263,395	12,742	9,119	-0-

The total shares voted at the Annual Meeting were 2,285,256.

(c) and (d)                          n/a

Item 7.01	Regulation FD Disclosure.

A copy of the presentation made by CEO & President Randall E. Black at the Annual Meeting is attached hereto as Exhibit 99.1, and is being furnished herewith pursuant to Item 7.01.

Item 8.01                          Other Events.

On April 18, 2019, the Company issued a press release titled “Citizens Financial Services, Inc. Holds Annual Meeting.”  A copy of the press release is attached hereto as Exhibit 99.2, and is being filed herewith pursuant to Item 8.01.

Item 9.01                          Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Annual Meeting Presentation
99.2	Press Release dated April 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

April 18, 2019	By:	/s/ Randall E. Black
Randall E. Black
Chief Executive Officer and President